March 5, 2013 NASDAQ: SIFI NASDAQ: NFSB Acquisition of Exhibit 99.2

Safe Harbor Statement

Certain statements contained in these materials are forward-looking in nature.  These include statements about the merger, including the expected closing date and anticipated cost savings, and about SI Financial Group, Inc.’s (“SIFI”) operating results or financial position and usually use words such as “expect”, “anticipate”, “believe”, and similar expressions.  These statements represent management’s current beliefs, based upon information available to it at the time the statements are made with regard to the matters addressed.
All forward looking statements are subject to risks and uncertainties that could cause SIFI’s actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to SIFI include, but are not limited to:
(1) delays in completing the merger; (2) difficulties in achieving expected cost savings; (3) difficulties in integrating the two organizations;
(4) changes in general economic conditions, including interest rates; (5) competition among providers of financial services; (6) changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; (7) adverse changes in the securities markets; and (8) our ability to enter new markets successfully and capitalize on growth opportunities. SIFI does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
In connection with the proposed merger, SIFI will file with the SEC a Registration Statement on Form S-4 that will include a Proxy
Statement of Newport Bancorp, Inc. (“NFSB”) and a Proxy Statement and Prospectus of SIFI, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus
regarding the merger when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the Joint Proxy
Statement/Prospectus, as well as other filings containing information about SIFI and NFSB at the SEC’s Internet site (http://www.sec.gov).
You will also be able to obtain these documents, free of charge, from SIFI at https://www.savingsinstitute.com/ under the tab “Investor
Relations” and then click on “Documents” and then “SEC Filings” or from NFSB by accessing NFSB’s website at
http://investors.newportfederal.com/ and then under the “Investor Relations” menu under the heading “SEC Filings”. SIFI and NFSB and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of
NFSB in connection with the proposed merger. Information about the directors and executive officers of SIFI is set forth in the proxy statement for SIFI’s 2012 annual meeting of shareholders, as filed with the SEC. Information about the directors and executive officers of
NFSB is set forth in the proxy statement for NFSB’s 2012 annual meeting of shareholders, as filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed merger when it becomes available. You may obtain free copies of this document as described above.

Transaction Overview
Purchase Price Per Share:
$17.55 per share
Transaction Metrics:
Price / Tangible Book Value:  116%
Core Deposit Premium:  3.0%
Consideration Mix:
50% Stock / 50% Cash
Fixed Exchange Ratio (1) :
1.5129x
Diluted Transaction Value (2) :
$61.3 million
Board Representation:
Three NFSB directors to join SIFI board
Termination Fee:
Required Approvals:
Regulatory, SIFI & NFSB Board of Directors and SIFI & NFSB shareholders
Due Diligence:
Comprehensive due diligence completed
Anticipated Closing:
3 Quarter 2013
(1) Based on trailing 5 day average price of SIFI ($11.60) as of 3/4/2013
(2) Transaction value based on diluted share count of 3,355,448 (includes impact of retirement of NFSB’s ESOP plan)
rd
$2.5 million (approximately 4% of aggregate transaction value)

Acquisition Rationale
Significant franchise enhancement
Extension of SI’s shoreline branch network
Newport is one of seven banks based in Rhode Island and is the fourth largest
Strong deposit franchise (74% non-time deposits)
Entry into attractive markets with potential for increased commercial lending and cross-
selling opportunities in trust and wealth management businesses
Clean balance sheet with minimal credit issues
Acquisition provides greater scale and improved efficiency
Similar operating cultures utilizing same core processing systems
Financially attractive terms
Acquisition priced below range for recent comparable New England and Mid-Atlantic transactions
Significant earnings accretion expected based on conservative estimates
Maintain well-capitalized standards on pro forma basis
Increases liquidity in SI’s common stock

Overview of Newport Bancorp, Inc.
Overview & History Branch Locations
Source: SNL Financial.
Based on regulatory data. Calculated as (nonaccrual loans + TDRs) / gross loans.
Bank Subsidiary
Newport Federal
Headquarters
Newport, RI
Exchange / Ticker
NASDAQ / NFSB
Number of Branches
6
Banking History
Began in 1888
As of December 31, 2012
Total Assets (000s)
$449,413
Total Equity (000s)
$53,155
TCE / TA
11.8%
NPLs / Loans
(1)
1.60%
2012 Net Income (000s)
$1,561
Financial Summary
NFSB

Worcester
Framingham
Belchertown
Ware
Spencer
Holyoke
Ludlow
Auburn
Grafton
Holliston
Chicopee
Charlton City
Milford
Springfield
Agawam
Monson
Southbridge
Uxbridge
Franklin
Enfield
Somers
Stafford
Woodstock
Woonsocket
Cumberland Hill
North Attleboro
Windsor Locks
Vernon
Willington
Windsor
North Providence
Pawtucket
South Windsor
Mansfield Center
Providence
Hartford
Manchester
Brooklyn
Cranston
Glastonbury
Willimantic
West Warwick
Warwick
Plainfield
Coventry
Hebron
Lebanon
Bristol
Jewett City
Middletown
North Kingstown
Norwich
Little Haddam
Salem
Hopkinton
Newport
Uncasville
Wakefield
Westerly
Charlestown
New London
Black Hall
Madison
Block Island Sound
Block Island

Pro Forma Franchise and Deposit Market Share
Pro Forma Franchise Pro Forma Deposit Market Share – NFSB Markets
SIFI
NFSB
Source: SNL Financial. Deposit data as of June 30, 2012.
Newport, RI
Deposits in Deposit
2012
Rank Institution (ST) Branches
Market
($000)
Market Share
(%)
1 OceanPoint Financial Ptnrs MHC (RI) 6 657,865 48.33
2 RBS 5 270,860 19.90
3 Newport Bancorp (RI) 3 164,736 12.10
4 Bank of America Corp. (NC) 2 118,421 8.70
5 Santander 3 81,343 5.98
6 Narragansett Financial Corp. (MA) 1 39,974 2.94
7 Webster Financial Corp. (CT) 1 28,050 2.06
Market Total 21 1,361,249
Washington, RI
Deposits in Deposit
2012
Rank Institution (ST) Branches
Market
($000)
Market Share
(%)
1 Washington Trust Bancorp Inc. (RI) 10 1,580,435 54.28
2 RBS 10 635,938 21.84
3 Bank of America Corp. (NC) 3 270,829 9.30
4 Santander 2 142,020 4.88
5 Newport Bancorp (RI) 2 68,756 2.36
6 OceanPoint Financial Ptnrs MHC (RI) 2 61,920 2.13
7 Brookline Bancorp Inc. (MA) 1 55,384 1.90
8 Webster Financial Corp. (CT) 2 37,853 1.30
9 Centreville Savings Bank (RI) 2 31,702 1.09
10 Dime Bank (CT) 1 27,012 0.93
Market Total 35 2,911,849
New London, CT
Deposits in Deposit
2012
Rank Institution (ST) Branches
Market
($000)
Market Share
(%)
1 RBS 14 812,333 19.11
2 Chelsea Groton Bank (CT) 14 691,826 16.27
3 People's United Financial Inc. (CT) 12 586,442 13.80
4 Dime Bank (CT) 10 473,420 11.14
5 Liberty Bank (CT) 9 455,862 10.72
6 Bank of America Corp. (NC) 11 430,812 10.13
7 Pro Forma Company 9 233,641 5.50
7 SI Financial Group Inc. (CT) 8 193,814 4.56
8 Jewett City Savings Bank (CT) 2 110,512 2.60
9 Eastern SB (CT) 3 108,597 2.55
10 Webster Financial Corp. (CT) 3 82,970 1.95
15 Newport Bancorp (RI) 1 39,827 0.94
Market Total 82 4,062,135

Pro Forma Demographic Profile
Source: SNL Financial.
Projected HH Income Growth (2012 – 2017)
Median Household Income (2012)
Weighted by County Deposits
15.3%
19.4%
16.4%
19.0%
18.6%
13.4%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
SIFI NFSB Pro Forma CT RI National
$61,805
$65,702
$62,872
$65,549
$53,372
$50,157
$0
$20,000
$40,000
$60,000
$80,000
SIFI NFSB Pro Forma CT RI National

Financial Considerations
Franchise expansion on financially attractive terms well below recent comparable regional transactions
Price/tangible book value:  116%
Core deposit premium:  3.0%
Transformational earnings accretion
EPS accretion anticipated to be in excess of 40% on a fully-phased in basis
Improved scale and efficiency
Significant, achievable synergies identified
Tangible book value per share dilution of approximately 8.4% with an expected earn-back period of approximately five years
Clean balance sheet with minimal credit issues
$5.0 million gross credit mark estimated (1.4% of total loans)
One time after-tax transaction costs estimated at $7.9 million
Strong pro forma capital position
Pro forma tangible common equity to tangible assets ratio of approximately 9.9%